U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2005
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                          Claremont Technologies Corp.
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             (Exact name of registrant as specified in its charter)

      Nevada                     000-50240                  98-0338263
   ------------                 ------------               ------------
  (State or other            (Commission File             (I.R.S. Employer
   jurisdiction                   Number)               Identification No.)
 of incorporation)

   Gus Rahim, President
   1100 - 1200 West 73rd Ave.
   Vancouver, British Columbia, Canada                    V6P 6G5
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  (Address of principal executive offices)           (Zip Code)

  1374 CARTIER PLACE
  VANCOUVER, BRITISH COLUMBIA, CANADA   V6P 2W9
  -------------------------------------
  (former address, if changed)

 Registrant's telephone number, including area code:    (604)267-7038

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5. CORPORATE GOVERNANCE AND MANAGEMENT

5.02 RESIGNATION AND APPOINTMENT OF DIRECTORS

On August 12, 2005 Mr. Ted Kosturos resigned as a Director and as a member of the Company's Board. Mr. Kosturos resignation was the result of other work-related commitments leaving him unable to provide his service.

On August 12, 2005 Mr. Daniel Steer resigned as an Officer, Director and member of the Board of the Company. Mr. Steer offered his resignation to the Board as his commitment to the Company's current re-organization efforts. The Board regretfully accepted Mr. Steer's resignation extending their appreciation for his past service and ongoing loyalty to the Company.

Effective August 12, 2005, the Company's Board of Directors has appointed Mr. Trevor Bentley and Mr. Gus Rahim to fill the vacant positions created by Mr. Kosturos and Mr. Steer's resignation. Furthermore, Mr. Rahim has been appointed and will serve as President and Secretary of the Company until the next annual meeting of the Company; Mr. Bentley has been appointed and will serve as Corporate Secretary until the next annual meeting of the Company. Dr. William Russell remains as Director for the Company and member of the Board.

Gus Rahim is the owner and President of the Ontario Driving School of London Inc. operating as Ontario Truck Driving School (OTDS), the owner and General Manger of Canadian Centre for Decision Driving (CCDD) and the owner and President of Payless Auto Leasing and Sales Inc.

Mr. Rahim is also the founding member of the Truck Training Schools Association of Ontario and presently serves as its President. Additionally, Mr. Rahim is an active member of the Ontario Trucking Association, the Ontario Safety League, the CFIB (Canadian Federation of Independent Businesses), the Council of Driver Trainers. Mr. Rahim previously served as a board member of The Road Safety Association.

Gus Rahim is 45 years old

Previously, from February 17, 2004 until his resignation November 12, 2004, Trevor Bentley served as a Director, Officer and Member of the Board of the Company.

On November 12, 2004, Mr. Bentley was to receive from the Company 25,000 shares of Company common stock, equivalent to less than 1% of the issued and outstanding shares as of November 12, 2004, as consideration for his services as a director, treasurer and President. As of this date, the Company has not issued these shares to Mr. Bentley.

The Board of Directors does not have any committees at this time.

ITEM  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibits    Description
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CLAREMONT  TECHNOLOGIES, CORP.

Date:  August 16, 2005
                                       By: /s/ GUS RAHIM
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                                           GUS RAHIM
                                           PRESIDENT